UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22005

Wells Fargo Global Dividend Opportunity Fund

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

Alexander Kymn

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: October 31

Date of reporting period: April 30, 2019

ITEM 1.	REPORT TO STOCKHOLDERS

Semi-Annual Report

April 30, 2019

Wells Fargo

Global Dividend Opportunity Fund (EOD)

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-730-6001.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-730-6001. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of April 30, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Global Dividend Opportunity Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

December’s S&P 500 Index performance was the worst since 1931.

Dear Shareholder:

We are pleased to offer you this semi-annual report for the Wells Fargo Global Dividend Opportunity Fund for the six-month period that ended April 30, 2019. In late 2018, investor concerns about U.S. interest rate policy, trade tensions, and geopolitical events drove equity losses and restrained bond returns. Thanks to a shift in U.S. Federal Reserve (Fed) policy and positive economic and business growth metrics during the first four months of 2019, stock and bond markets globally enjoyed a consistent move higher.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 gained 9.76% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 added 9.12%. Based on the MSCI EM Index (Net),3 emerging market stocks added 13.76%. For bond markets, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 5.49% while the Bloomberg Barclays Global Aggregate ex-USD Index5 added 3.25%. The Bloomberg Barclays Municipal Bond Index6 added 5.68%, and the ICE BofAML U.S. High Yield Index7 gained 5.55%.

Conflicting data unsettled markets as 2018 ended.

November’s U.S. midterm elections shifted control of the House of Representatives from Republicans to Democrats, presaging potential partisan clashes. Third-quarter U.S. gross domestic product (GDP) was announced at an annualized 3.4% rate, lower than the second-quarter rate. Brexit efforts stalled ahead of the March 2019 deadline. The People’s Bank of China cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes even as the value of the yuan declined to low levels last seen in 2008.

December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the last two months of the year. The Fed increased the federal funds rate by 25 basis points (100 basis points equal 1.00%) in December to a target range of between 2.25% and 2.50% and softened its outlook for 2019 rate increases.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

Letter to shareholders (unaudited)	Wells Fargo Global Dividend Opportunity Fund	3

The market climbs a wall of worry.

Investors entered 2019 with reasons to be concerned. A partial U.S. government shutdown driven by partisan spending and immigration policy disputes extended into January. Investors expected high levels of stock market volatility to continue based on the VIX8.

Returns for January 2019 tended to support the investing adage that markets climb a wall of worry. The S&P 500 Index gained 8.01% for the month that ended January 31, 2019, its best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive for the month. The Fed indicated that it would pause its program of regular rate increases during 2019 as inflation remained low.

In February, concerns over slowing global growth reemerged. The Bureau of Economic Analysis announced fourth-quarter 2018 GDP grew at an annualized 2.2% rate, down from the 4.2% annualized rate for the second quarter and the 3.4% annualized rate for the third quarter. Analysts attributed the lower growth rate to a slowing housing market and larger trade deficit. The U.S. Department of Labor said that the economy created just 20,000 jobs in February. In a February report, the Bank of England forecast the slowest growth since the financial crisis for 2019. China and the U.S., while putting future tariffs on hold for the time being, continued to wrangle over trade issues.

By the end of March 2019, the combination of dovish Fed sentiment and consistent, if not spectacular, economic and business metrics reinforced investors’ enthusiasm for equity investing. Monthly job creation data regained its momentum. Corporate profits, while lower than 2018’s lofty levels, were still solid. China announced a roughly $300 billion stimulus package through tax and fee cuts intended to reinvigorate economic growth.

During April, the several broad-based U.S. equity indices reached or approached highs as investors drew confidence from favorable economic projections, sustained low inflation, and solid employment data. As expected, the Fed chose not to increase rates at its April meeting. The initial estimate of the first-quarter GDP showed the economy grew at an annualized rate of 3.20%, reflecting growth in business investment and exports. The favorable sentiment appeared to extend to investors’ outlooks for foreign investments as the MSCI ACWI ex USA Index (Net) gained 2.64% and the MSCI EM Index (Net) added 2.11%.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Returns for January 2019 tended to support the investing adage that markets climb a wall of worry.

[8]

The Chicago Board Options Exchange Market Volatility Index (VIX) is a popular measure of the implied volatility of S&P 500 Index options. It represents one measure of the market’s expectation of stock market volatility over the next 30-day period. You cannot invest directly in an index.

4	Wells Fargo Global Dividend Opportunity Fund	Letter to shareholders (unaudited)

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Notice to shareholders

On November 9, 2018, the Fund announced an extension of its open-market share repurchase program (the “Buyback Program”). Under the extended Buyback Program, the Fund may repurchase up to 10% of its outstanding shares during the period in open-market transactions beginning on January 1, 2019 and ending on December 31, 2019. The Fund’s Board of Trustees has delegated to Wells Fargo Funds Management, LLC, the Fund’s adviser, discretion to administer the Buyback Program including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations.

The Fund’s managed distribution plan provides for the declaration of quarterly distributions to common shareholders of the Fund at an annual minimum fixed rate of 10% based on the Fund’s average monthly net asset value (NAV) per share over the prior 12 months. Under the managed distribution plan, quarterly distributions may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available on a quarterly basis, the Fund may distribute paid-in capital and/or capital gains, if any, in order to maintain its managed distribution level. You should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the managed distribution plan. Shareholders may elect to reinvest distributions received pursuant to the managed distribution plan in the Fund under the existing dividend reinvestment plan, which is described later in this report.

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

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6	Wells Fargo Global Dividend Opportunity Fund	Performance highlights (unaudited)

Investment objective

The Fund’s primary investment objective is to seek a high level of current income. The Fund’s secondary objective is long-term growth of capital.

Strategy summary

The Fund allocates its assets between two separate investment strategies, or sleeves. Under normal market conditions, the Fund will allocate approximately 80% of its total assets to an equity sleeve comprised primarily of common stocks. At least 65% of this sleeve’s assets will be invested in the utilities, energy, and telecommunication services sectors. The remaining 20% of the Fund’s total assets will be allocated to a sleeve consisting of below-investment-grade (high yield) debt securities, loans, and preferred stocks.

Adviser

Wells Fargo Funds Management, LLC

Subadvisers

Crow Point Partners, LLC

Wells Capital Management Incorporated

Portfolio managers

Kandarp R. Acharya, CFA®‡, FRM

Christian L. Chan, CFA®‡

Niklas Nordenfelt, CFA®‡

Timothy P. O’Brien, CFA®‡

Philip Susser

Average annual total returns (%) as of April 30, 20191

	6 month	1 year	5 year	10 year
Based on market value	12.98	-0.58	1.95	6.03
Based on net asset value (NAV)	11.02	4.79	2.09	6.33
Global Dividend Opportunity Blended Index[2]	8.31	5.80	6.90	10.95
MSCI ACWI Index (Net)[3]	9.37	5.06	6.96	11.11
ICE BofAML U.S. High Yield Constrained Index[4]	5.55	6.71	4.85	10.18
ICE BofAML Core Fixed Rate Preferred Securities Index[5]	7.00	6.90	6.34	10.11

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the sales of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Performance figures of the Fund do not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares. If taxes and such brokerage commissions had been reflected, performance would have been lower. To obtain performance information current to the most recent month-end, please call 1-800-222-8222.

The Fund’s annualized expense ratio for the six months ended April 30, 2019, was 1.91%, which includes 0.59% of interest expense.

Comparison of NAV vs. market value[6]

The Fund is leveraged through a revolving credit facility. The use of leverage results in certain risks, including, among others, the likelihood of greater volatility of net asset value and the market value of common shares. Derivatives involve risks, including interest-rate risk, credit risk, the risk of improper valuation, and the risk of non-correlation to the relevant instruments they are designed to hedge or closely track. There are numerous risks associated with transactions in options on securities and/or indices. As a writer of an index call option, the Fund forgoes the opportunity to profit from increases in the values of securities held by the Fund. However, the Fund has retained the risk of loss (net of premiums received) should the price of the Fund’s portfolio securities decline. Similar risks are involved with writing call options or secured put options on individual securities and/or indices held in the Fund’s portfolio. This combination of potentially limited appreciation and potentially unlimited depreciation over time may lead to a decline in the net asset value of the Fund. Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability, and foreign currency fluctuations. Risks of foreign investing are magnified in emerging or developing markets. Small- and mid-cap securities may be subject to special risks associated with narrower product lines and limited financial resources compared with their large-cap counterparts, and, as a result, small- and mid-cap securities may decline significantly in market downturns and may be more volatile than those of larger companies due to their higher risk of failure. High-yield, lower-rated bonds may contain more risk due to the increased possibility of default. Illiquid securities may be subject to wide fluctuations in market value. The Fund may be subject to significant delays in disposing of illiquid securities. Accordingly, the Fund may be forced to sell these securities at less than fair market value or may not be able to sell them when the adviser or subadviser believes that it is desirable to do so. This closed-end fund is no longer available as an initial public offering and is only offered through broker-dealers on the secondary market. A closed-end fund is not required to buy back its shares from investors upon request.

Please see footnotes on page 9.

Performance highlights (unaudited)	Wells Fargo Global Dividend Opportunity Fund	7

MANAGERS’ DISCUSSION

The Fund’s return based on market value was 12.98% for the six-month period that ended April 30, 2019. During the same period, the Fund’s return based on its net asset value (NAV) was 11.02%. Based on its market and NAV based returns, the Fund outperformed the Global Dividend Opportunity Blended Index, which returned 8.31% over the same period.

Overview

Equity markets rose sharply during the six-month period amid dovish comments by the U.S. Federal Reserve (Fed) and positive developments in trade talks between the U.S. and China. For the period, the S&P 500 Index7 gained 9.76% while small-cap stocks, as measured by the Russell 2000® Index8, rose 6.06%. Although volatility, as measured by VIX9, rose sharply in December 2018, it hovered below historical levels in the first four months of 2019.

During the reporting period, U.S. economic growth, as measured by annualized gross domestic product (GDP), chugged along at close to 3%, ahead of growth in both Europe and Japan. U.S. employment improved. Unemployment remained at multi-decade lows. The Tax Cuts and Jobs Act of 2017 stimulated economic growth. The impact of the tax cuts, which were almost entirely deficit-financed, on interest rates and inflation has, so far, proven negligible.

During the period, new equity positions added to the Fund included various preferred stocks, including American Finance Trust, Incorporated; CoBank ACB; Duke Energy Corporation; E. I. du Pont de Nemours and Company; and Saratoga Investment Corporation. The Fund also initiated common stock positions in Global Net Lease, Incorporated, and SJW Group. Positions eliminated during the period included Monmouth Real Estate Investment Corporation; Prudential Corporation; UMH Properties, Incorporated; and AT&T Incorporated. The equity portfolio management team also reduced holdings of Exelon Corporation.

Over the past six months, high-yield investing was supported by solid and consistent GDP growth, lack of aggressive issuance over the past several years, and the tail winds from tax reform. High-yield spreads over Treasuries narrowed during the six-month period, to a large extent offsetting a rise in interest rates. Lower-quality bonds outperformed—not unusual in the latter stages of an economic cycle when interest rates begin to rise.

There was no change to the option-writing strategy. The team evaluates market-specific option premiums and writes only when the rewards are sufficiently high. Lower levels of volatility during the period kept a lid on option premiums, which, in turn, prompted the team to adopt a more cautious stance by refraining from establishing new positions. Consequently, the options overlay neither added to nor detracted from performance for the six-month period.

Ten largest holdings (%) as of April 30, 2019[10]
Enel SpA	9.78
Enagás SA	6.60
Shenandoah Telecommunications Company	6.23
Red Eléctrica de Espana SA	4.81
FirstEnergy Corporation	4.06
Verizon Communications Incorporated	3.87
Entergy Corporation	3.74
Sempra Energy	3.71
Hera SpA	2.75
Just Energy Group Incorporated	2.66

Contributors to performance

Performance contributors in the Fund’s equity sleeve came largely from the stock selection within utilities. Individual contributors included Enel SpA; Hera S.p.A.; Sempra Energy; Spark Energy, Incorporated; and FirstEnergy Corporation. Although European economies generally continued to be sluggish, the Fund’s European stock holdings generally performed well during the period.

Within the high-yield portfolio, industry allocation was net positive over the period, led largely by allocations to energy and retail, but positive exposures were offset by negative selection. Ratings allocation benefited performance modestly, primarily from an underweight to CCC+. Maturity allocations had no net impact on performance over the period.

Please see footnotes on page 9.

8	Wells Fargo Global Dividend Opportunity Fund	Performance highlights (unaudited)

Sector distribution as of April 30, 2019[11]

Detractors from performance

Companies that detracted from the performance of the Fund’s equity investments included SK Telecom Company Limited; Telefonica Deutscheland Holding AG; Condor Hospitality Trust Incorporated; Kimbell Royalty Partners, L.P.; A-Mark Precious Metals, Incorporated; and PermRock Royalty Trust.

Among high-yield holdings, security selection was the main source of underperformance over the trailing six-month period. Underperformance within oil-field services and health care were the main detractors. A large overweight to Bristow Group Incorporated, which fell more than 55% over the period, was the main driver of negative selection within the energy sector.

Outlook

The teams managing the portfolios of the Fund currently see a solid and robust economic recovery in the U.S. and European economies continuing to struggle while Asia is a mixed bag. Central banks around the world, including the Fed, appear to remain on hold, neither easing nor tightening, which should be positive for equities. While markets remain vulnerable to the occasional trade-related headline or tweet, earnings reports, particularly in the U.S., are strong, also positive for equities. The teams are, on balance, positive on the markets.

The teams view economic fundamentals as standing on solid footing, with a healthy consumer offset by softness among cyclical areas of the economy. The initial first-quarter 2019 GDP report was an annualized growth rate of 3.2%. Looking through the GDP data, the growth dynamics were less strong as a significant portion of the growth came from a build in inventories and a likely temporary decline in imports. Nonetheless, consumer spending is showing strong momentum, capital spending plans have recovered, and the most recent employment report improved confidence that the shock from the equity sell-off in late 2018 is wearing off.

The decline in Treasury rates and the Fed’s signal of holding as opposed to raising rates in 2019 could improve home and auto sales or, at a minimum, stabilize the decline that those areas have been experiencing. Such conditions should be a positive backdrop for investment markets with an environment of relatively low and stable rates with solid but not overly strong economic growth or material inflationary pressure. A material slowdown in Europe and/or an escalation in the U.S.-China trade war pose possibly the most visible risks to the U.S. economy currently.

Country allocation as of April 30, 2019[11]

Credit quality as of April 30, 2019[12]

Please see footnotes on page 9.

Performance highlights (unaudited)	Wells Fargo Global Dividend Opportunity Fund	9

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Total returns based on market value are calculated assuming a purchase of common stock on the first day and sale on the last day of the period reported. Total returns based on NAV are calculated based on the NAV at the beginning of the period and end of the period. Dividends and distributions, if any, are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan.

[2]

Source: Wells Fargo Funds Management, LLC. The Global Dividend Opportunity Blended Index is composed 65% of the Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) Index (Net), 20% of the ICE BofAML U.S. High Yield Constrained Index , and 15% of the ICE BofAML Core Fixed Rate Preferred Securities Index. Prior to May 1, 2017, the Global Dividend Opportunity Blended Index was composed 65% of the MSCI ACWI Index (Net) and 35% of the ICE BofAML Core Fixed Rate Preferred Securities Index. You cannot invest directly in an index.

[3]

The MSCI ACWI Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI Index (Net) consists of 46 country indices comprising 23 developed and 23 emerging markets country indices. The developed markets country indices included are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The emerging markets country indices included are Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[4]

The ICE BofAML U.S. High Yield Constrained Index is a market-value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3 but are not in default. The ICE BofAML U.S. High Yield Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

[5]

The ICE BofAML Core Fixed Rate Preferred Securities Index tracks the performance of fixed rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market. You cannot invest directly in an index.

[6]

This chart does not reflect any brokerage commissions charged on the purchase and sale of the Fund’s common stock. Dividends and distributions paid by the Fund are included in the Fund’s average annual total returns but have the effect of reducing the Fund’s NAV.

[7]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[8]

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[9]

The Chicago Board Options Exchange Market Volatility Index (VIX) is a popular measure of the implied volatility of S&P 500 Index options. It represents one measure of the market’s expectation of stock market volatility over the next 30-day period. You cannot invest directly in an index.

[10]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[11]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[12]

The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

10	Wells Fargo Global Dividend Opportunity Fund	Portfolio of investments—April 30, 2019 (unaudited)

Security name	Shares	Value

Common Stocks: 75.04%

France: 2.14%

Veolia Environnement SA (Utilities, Multi-Utilities)	234,399	$5,536,717

Germany: 1.13%

Telefónica Deutschland Holding AG (Communication Services, Diversified Telecommunication Services)	900,000	2,923,340

Italy: 15.17%

Enel SpA (Utilities, Electric Utilities)	4,000,000	25,298,822

Eni SpA (Energy, Oil, Gas & Consumable Fuels)	50,000	853,426

Hera SpA (Utilities, Multi-Utilities)	2,000,000	7,119,920

Terna SpA (Utilities, Electric Utilities)	1,000,000	5,987,104

		39,259,272

South Korea: 2.05%

SK Telecom Company Limited ADR (Communication Services, Wireless Telecommunication Services)	225,000	5,310,000

Spain: 13.82%

Enagás SA (Energy, Oil, Gas & Consumable Fuels)	600,000	17,093,193

Endesa SA (Utilities, Electric Utilities)	250,000	6,227,687

Red Eléctrica de Espana SA (Utilities, Electric Utilities)	600,000	12,439,672

		35,760,552

Taiwan: 0.70%

Chunghwa Telecom Company Limited ADR (Communication Services, Diversified Telecommunication Services)	50,000	1,802,000

United Kingdom: 4.07%

National Grid plc (Utilities, Multi-Utilities)	600,366	6,545,638

Severn Trent plc (Utilities, Water Utilities)	150,000	3,982,417

		10,528,055

United States: 35.96%

A-Mark Precious Metals Incorporated (Financials, Diversified Financial Services) †	150,000	1,689,000

AXA Equitable Holdings Incorporated (Financials, Diversified Financial Services)	5,000	113,450

Chatham Lodging Trust (Real Estate, Equity REITs)	100,000	1,969,000

Condor Hospitality Trust Incorporated (Real Estate, Equity REITs)	475,000	4,645,500

Entergy Corporation (Utilities, Electric Utilities)	100,000	9,690,000

Exelon Corporation (Utilities, Electric Utilities)	125,000	6,368,750

FirstEnergy Corporation (Utilities, Electric Utilities)	250,000	10,507,500

Global Net Lease Incorporated (Real Estate, Equity REITs)	28,000	533,960

Kimbell Royalty Partners LP (Energy, Oil, Gas & Consumable Fuels)	213,000	3,789,270

PermRock Royalty Trust (Energy, Oil, Gas & Consumable Fuels)	50,000	426,000

Plymouth Industrial Incorporated (Real Estate, Equity REITs)	85,000	1,595,450

Sempra Energy (Utilities, Multi-Utilities)	75,000	9,596,250

Shenandoah Telecommunications Company (Communication Services, Wireless Telecommunication Services)	390,000	16,118,700

SJW Group (Utilities, Water Utilities)	30,000	1,861,800

Spark Energy Incorporated Class A (Utilities, Electric Utilities)	649,006	6,139,597

Summit Hotel Properties Incorporated (Real Estate, Equity REITs)	125,000	1,451,250

Verizon Communications Incorporated (Communication Services, Diversified Telecommunication Services)	175,000	10,008,250

Visa Incorporated Class A (Information Technology, IT Services)	40,000	6,577,200

		93,080,927

Total Common Stocks (Cost $163,761,035)		194,200,863

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—April 30, 2019 (unaudited)	Wells Fargo Global Dividend Opportunity Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Corporate Bonds and Notes: 20.36%

United States: 20.36%

Advanced Disposal Services Incorporated (Industrials, Commercial Services & Supplies) 144A	5.63%	11-15-2024	$450,000	$472,500

Allison Transmission Incorporated (Consumer Discretionary, Auto Components) 144A	4.75	10-1-2027	125,000	122,476

Allison Transmission Incorporated (Consumer Discretionary, Auto Components) 144A	5.00	10-1-2024	700,000	707,994

Allison Transmission Incorporated (Consumer Discretionary, Auto Components) 144A	5.88	6-1-2029	75,000	77,156

Ally Financial Incorporated (Financials, Consumer Finance)	8.00	3-15-2020	175,000	182,219

AmeriGas Partners LP (Utilities, Gas Utilities)	5.75	5-20-2027	50,000	51,625

AmWINS Group Incorporated (Financials, Insurance) 144A	7.75	7-1-2026	175,000	176,313

Aramark Services Incorporated (Industrials, Commercial Services & Supplies) 144A	5.00	2-1-2028	50,000	50,890

Aramark Services Incorporated (Industrials, Commercial Services & Supplies)	5.13	1-15-2024	175,000	180,906

Archrock Partners LP (Energy, Oil, Gas & Consumable Fuels)	6.00	10-1-2022	200,000	201,500

Archrock Partners LP (Energy, Oil, Gas & Consumable Fuels) 144A	6.88	4-1-2027	100,000	104,125

Asbury Automotive Group Incorporated (Consumer Discretionary, Specialty Retail)	6.00	12-15-2024	625,000	645,313

B&G Foods Incorporated (Consumer Staples, Food Products)	5.25	4-1-2025	217,000	212,920

Ball Corporation (Materials, Containers & Packaging)	4.88	3-15-2026	100,000	103,625

Ball Corporation (Materials, Containers & Packaging)	5.00	3-15-2022	25,000	26,000

Bausch Health Companies Incorporated (Health Care, Pharmaceuticals) 144A	8.50	1-31-2027	50,000	54,447

BBA US Holdings Incorporated (Industrials, Airlines) 144A	5.38	5-1-2026	325,000	333,125

Berry Global Incorporated (Materials, Containers & Packaging)	6.00	10-15-2022	115,000	118,450

Bristow Group Incorporated (Energy, Energy Equipment & Services) ††	6.25	10-15-2022	700,000	168,000

Bristow Group Incorporated (Energy, Energy Equipment & Services) 144A	8.75	3-1-2023	125,000	105,000

Cardtronics Incorporated (Information Technology, IT Services) 144A	5.50	5-1-2025	425,000	418,625

Carriage Services Incorporated (Consumer Discretionary, Diversified Consumer Services) 144A	6.63	6-1-2026	75,000	77,250

Carrizo Oil & Gas Incorporated (Energy, Oil, Gas & Consumable Fuels)	8.25	7-15-2025	125,000	127,188

CCM Merger Incorporated (Consumer Discretionary, Hotels, Restaurants & Leisure) 144A	6.00	3-15-2022	700,000	718,375

CCO Holdings LLC (Communication Services, Media) 144A	4.00	3-1-2023	25,000	25,063

CCO Holdings LLC (Communication Services, Media) 144A	5.00	2-1-2028	25,000	24,969

CCO Holdings LLC (Communication Services, Media)	5.13	2-15-2023	200,000	203,000

CCO Holdings LLC (Communication Services, Media) 144A	5.13	5-1-2023	1,605,000	1,645,125

CDK Global Incorporated (Information Technology, Software)	4.88	6-1-2027	25,000	25,250

CDK Global Incorporated (Information Technology, Software)	5.00	10-15-2024	100,000	103,582

CDK Global Incorporated (Information Technology, Software)	5.88	6-15-2026	25,000	26,313

Centene Corporation (Health Care, Health Care Providers & Services) 144A	5.38	6-1-2026	100,000	104,375

Centene Corporation (Health Care, Health Care Providers & Services)	6.13	2-15-2024	50,000	52,375

Central Garden & Pet Company (Consumer Staples, Household Products)	5.13	2-1-2028	25,000	23,750

Change Healthcare Holdings Incorporated (Health Care, Health Care Technology) 144A	5.75	3-1-2025	425,000	421,281

Charles River Laboratories Incorporated (Health Care, Life Sciences Tools & Services) 144A	5.50	4-1-2026	75,000	78,469

Cheniere Corpus Christi Holdings LLC (Energy, Oil, Gas & Consumable Fuels)	5.13	6-30-2027	150,000	156,375

Cheniere Energy Partners LP (Energy, Oil, Gas & Consumable Fuels)	5.25	10-1-2025	1,050,000	1,071,000

Cheniere Energy Partners LP (Energy, Oil, Gas & Consumable Fuels) 144A	5.63	10-1-2026	100,000	103,296

CHS Incorporated (Health Care, Health Care Providers & Services)	5.13	8-1-2021	325,000	320,125

Citigroup Incorporated (Financials, Banks)	4.13	3-9-2021	10,000	10,138

Citigroup Incorporated (Financials, Banks)	6.13	3-9-2028	15,000	16,706

Clear Channel Worldwide Holdings Incorporated (Communication Services, Media) 144A	9.25	2-15-2024	25,000	26,906

CommScope Technologies Finance LLC (Information Technology, Communications Equipment) 144A	6.00	6-15-2025	125,000	126,956

CommScope Technologies Finance LLC (Information Technology, Communications Equipment) 144A	8.25	3-1-2027	25,000	27,000

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Global Dividend Opportunity Fund	Portfolio of investments—April 30, 2019 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value

United States (continued)

Cooper Tire & Rubber Company (Consumer Discretionary, Auto Components)	7.63%	3-15-2027	$475,000	$503,500

Cooper Tire & Rubber Company (Consumer Discretionary, Auto Components)	8.00	12-15-2019	175,000	180,075

CoreCivic Incorporated (Real Estate, Equity REITs)	4.63	5-1-2023	250,000	242,888

CoreCivic Incorporated (Real Estate, Equity REITs)	5.00	10-15-2022	3,000	3,000

Cott Beverages Incorporated (Consumer Staples, Beverages) 144A	5.50	4-1-2025	75,000	75,938

Covanta Holding Corporation (Industrials, Commercial Services & Supplies)	5.88	3-1-2024	500,000	514,375

Covanta Holding Corporation (Industrials, Commercial Services & Supplies)	6.00	1-1-2027	50,000	50,875

Crown Americas Capital Corporation V (Materials, Containers & Packaging)	4.25	9-30-2026	125,000	121,719

Crown Americas Capital Corporation VI (Materials, Containers & Packaging)	4.75	2-1-2026	125,000	127,031

CSC Holdings LLC (Communication Services, Media) 144A	5.38	7-15-2023	450,000	460,125

CSC Holdings LLC (Communication Services, Media) 144A	7.50	4-1-2028	200,000	218,250

CSC Holdings LLC (Communication Services, Media) 144A	7.75	7-15-2025	300,000	322,406

Darling Ingredients Incorporated (Consumer Staples, Food Products) 144A	5.25	4-15-2027	75,000	76,313

Davita Incorporated (Health Care, Health Care Providers & Services)	5.00	5-1-2025	175,000	171,227

Dell International LLC (Information Technology, Technology Hardware, Storage & Peripherals) 144A	5.88	6-15-2021	1,325,000	1,349,363

Denbury Resources Incorporated (Energy, Oil, Gas & Consumable Fuels)	6.38	8-15-2021	875,000	726,250

Diamond Offshore Drilling Incorporated (Energy, Energy Equipment & Services)	4.88	11-1-2043	250,000	160,625

DISH Network Corporation (Communication Services, Media)	3.38	8-15-2026	175,000	160,530

EMI Music Publishing Group (Communication Services, Media) 144A	7.63	6-15-2024	243,000	257,580

EnLink Midstream Partners LP (Energy, Oil, Gas & Consumable Fuels)	4.15	6-1-2025	275,000	264,688

EnLink Midstream Partners LP (Energy, Oil, Gas & Consumable Fuels)	4.40	4-1-2024	150,000	148,875

EnLink Midstream Partners LP (Energy, Oil, Gas & Consumable Fuels)	4.85	7-15-2026	225,000	223,031

EnLink Midstream Partners LP (Energy, Oil, Gas & Consumable Fuels)	5.38	6-1-2029	25,000	25,095

Equinix Incorporated (Real Estate, Equity REITs)	5.75	1-1-2025	25,000	25,938

Equinix Incorporated (Real Estate, Equity REITs)	5.88	1-15-2026	400,000	422,000

Era Group Incorporated (Energy, Energy Equipment & Services)	7.75	12-15-2022	500,000	490,000

ESH Hospitality Incorporated (Real Estate, Equity REITs) 144A	5.25	5-1-2025	725,000	727,719

Fair Isaac Corporation (Information Technology, Software) 144A	5.25	5-15-2026	175,000	182,000

FirstCash Incorporated (Financials, Consumer Finance) 144A	5.38	6-1-2024	375,000	383,438

Flex Acquisition Company Incorporated (Materials, Containers & Packaging) 144A	6.88	1-15-2025	250,000	235,000

Flex Acquisition Company Incorporated (Materials, Containers & Packaging) 144A	7.88	7-15-2026	50,000	46,860

Gartner Incorporated (Information Technology, IT Services) 144A	5.13	4-1-2025	475,000	486,505

Gray Television Incorporated (Communication Services, Media) 144A	5.13	10-15-2024	725,000	737,688

Gray Television Incorporated (Communication Services, Media) 144A	7.00	5-15-2027	50,000	53,984

Group 1 Automotive Incorporated (Consumer Discretionary, Specialty Retail)	5.00	6-1-2022	75,000	76,031

Group 1 Automotive Incorporated (Consumer Discretionary, Specialty Retail) 144A	5.25	12-15-2023	250,000	256,250

Gulfport Energy Corporation (Energy, Oil, Gas & Consumable Fuels)	6.00	10-15-2024	100,000	87,688

HCA Incorporated (Health Care, Health Care Providers & Services)	6.50	2-15-2020	375,000	384,898

Hilcorp Energy Company (Energy, Energy Equipment & Services) 144A	5.00	12-1-2024	125,000	124,063

Hilcorp Energy Company (Energy, Energy Equipment & Services) 144A	5.75	10-1-2025	475,000	478,563

Hilcorp Energy Company (Energy, Energy Equipment & Services) 144A	6.25	11-1-2028	50,000	50,938

Hill-Rom Holdings Incorporated (Health Care, Health Care Equipment & Supplies) 144A	5.75	9-1-2023	255,000	264,563

Hilton Domestic Operating Company Incorporated (Consumer Discretionary, Hotels, Restaurants & Leisure) 144A	5.13	5-1-2026	100,000	102,375

Hologic Incorporated (Health Care, Health Care Equipment & Supplies) 144A	4.38	10-15-2025	500,000	495,313

Hologic Incorporated (Health Care, Health Care Equipment & Supplies) 144A	4.63	2-1-2028	25,000	24,531

HUB International Limited (Financials, Insurance) 144A	7.00	5-1-2026	100,000	100,875

Infor US Incorporated (Information Technology, IT Services)	6.50	5-15-2022	215,000	218,829

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—April 30, 2019 (unaudited)	Wells Fargo Global Dividend Opportunity Fund	13

Security name	Interest rate	Maturity date	Principal	Value

United States (continued)

Iron Mountain Incorporated (Real Estate, Equity REITs) 144A	5.25%	3-15-2028	$100,000	$98,500

Iron Mountain Incorporated (Real Estate, Equity REITs) 144A	5.38	6-1-2026	300,000	297,000

KAR Auction Services Incorporated (Industrials, Commercial Services & Supplies) 144A	5.13	6-1-2025	925,000	925,000

Kinetics Concepts Incorporated (Health Care, Health Care Equipment & Supplies) 144A	7.88	2-15-2021	438,000	447,198

Lamar Media Corporation (Communication Services, Media)	5.38	1-15-2024	150,000	153,563

Lamar Media Corporation (Communication Services, Media) 144A	5.75	2-1-2026	25,000	26,252

Lamb Weston Holdings Incorporated (Consumer Staples, Food Products) 144A	4.63	11-1-2024	175,000	177,604

Level 3 Financing Incorporated (Communication Services, Diversified Telecommunication Services)	5.13	5-1-2023	25,000	25,257

Level 3 Financing Incorporated (Communication Services, Diversified Telecommunication Services)	5.38	8-15-2022	44,000	44,165

Level 3 Financing Incorporated (Communication Services, Diversified Telecommunication Services)	5.63	2-1-2023	525,000	530,250

Levi Strauss & Company (Consumer Discretionary, Specialty Retail)	5.00	5-1-2025	100,000	102,750

Lithia Motors Incorporated (Consumer Discretionary, Specialty Retail) 144A	5.25	8-1-2025	475,000	478,563

Live Nation Entertainment Incorporated (Communication Services, Entertainment) 144A	5.38	6-15-2022	316,000	320,740

Live Nation Entertainment Incorporated (Communication Services, Entertainment) 144A	5.63	3-15-2026	50,000	52,125

LKQ Corporation (Consumer Discretionary, Distributors)	4.75	5-15-2023	350,000	352,625

LPL Holdings Incorporated (Financials, Diversified Financial Services) 144A	5.75	9-15-2025	1,230,000	1,251,525

MEDNAX Incorporated (Health Care, Health Care Providers & Services) 144A	5.25	12-1-2023	175,000	178,063

MEDNAX Incorporated (Health Care, Health Care Providers & Services) 144A	6.25	1-15-2027	75,000	76,500

MPH Acquisition Holdings LLC (Health Care, Health Care Providers & Services) 144A	7.13	6-1-2024	525,000	527,730

MPT Operating Partnership LP (Health Care, Health Care Providers & Services)	6.38	3-1-2024	575,000	605,475

Murphy Oil Corporation (Energy, Oil, Gas & Consumable Fuels)	5.75	8-15-2025	30,000	30,826

Murphy Oil Corporation (Energy, Oil, Gas & Consumable Fuels)	6.88	8-15-2024	400,000	419,164

Nabors Industries Incorporated (Energy, Oil, Gas & Consumable Fuels)	0.75	1-15-2024	225,000	162,084

National CineMedia LLC (Communication Services, Media)	6.00	4-15-2022	375,000	377,813

Navient Corporation (Financials, Consumer Finance)	8.00	3-25-2020	200,000	207,250

NCR Corporation (Information Technology, Technology Hardware, Storage & Peripherals)	5.88	12-15-2021	225,000	226,688

NCR Corporation (Information Technology, Technology Hardware, Storage & Peripherals)	6.38	12-15-2023	600,000	616,500

Nexstar Broadcasting Group Incorporated (Communication Services, Media) 144A	6.13	2-15-2022	325,000	329,469

NextEra Energy Operating Partners LP (Utilities, Electric Utilities) 144A	4.25	9-15-2024	25,000	25,081

NextEra Energy Operating Partners LP (Utilities, Electric Utilities) 144A	4.50	9-15-2027	250,000	245,625

NGPL PipeCo LLC (Energy, Energy Equipment & Services) 144A	4.38	8-15-2022	50,000	51,250

NGPL PipeCo LLC (Energy, Energy Equipment & Services) 144A	4.88	8-15-2027	75,000	77,438

NGPL PipeCo LLC (Energy, Energy Equipment & Services) 144A	7.77	12-15-2037	750,000	920,625

Nielsen Finance LLC (Communication Services, Media) 144A	5.00	4-15-2022	350,000	348,271

Novelis Corporation (Materials, Metals & Mining) 144A	5.88	9-30-2026	50,000	50,813

NSG Holdings LLC (Utilities, Independent Power & Renewable Electricity Producers) 144A	7.75	12-15-2025	590,540	634,831

NVA Holdings Company (Health Care, Health Care Providers & Services) 144A	6.88	4-1-2026	25,000	25,250

Oceaneering International Incorporated (Energy, Energy Equipment & Services)	6.00	2-1-2028	275,000	269,156

Outfront Media Capital Corporation (Communication Services, Media)	5.88	3-15-2025	200,000	206,750

Owens-Brockway Glass Container Incorporated (Materials, Containers & Packaging) 144A	5.38	1-15-2025	575,000	586,500

Owens-Brockway Glass Container Incorporated (Materials, Containers & Packaging) 144A	5.88	8-15-2023	100,000	104,625

Owens-Illinois Incorporated (Materials, Containers & Packaging) 144A	6.38	8-15-2025	150,000	159,375

Panther BF Aggregator 2 LP (Consumer Discretionary, Auto Components) 144A	6.25	5-15-2026	25,000	26,095

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Global Dividend Opportunity Fund	Portfolio of investments—April 30, 2019 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value

United States (continued)

Pattern Energy Group Incorporated (Utilities, Independent Power & Renewable Electricity Producers) 144A	5.88%	2-1-2024	$1,000,000	$1,030,210

Penske Auto Group Incorporated (Consumer Discretionary, Specialty Retail)	3.75	8-15-2020	85,000	85,085

Penske Auto Group Incorporated (Consumer Discretionary, Specialty Retail)	5.75	10-1-2022	700,000	711,375

Pilgrim’s Pride Corporation (Consumer Staples, Food Products) 144A	5.75	3-15-2025	75,000	76,125

Pilgrim’s Pride Corporation (Consumer Staples, Food Products) 144A	5.88	9-30-2027	50,000	51,625

Polaris Intermediate Corporation (Health Care, Health Care Providers & Services) 144A	8.50	12-1-2022	100,000	99,500

Prestige Brands Incorporated (Consumer Staples, Food Products) 144A	6.38	3-1-2024	25,000	25,813

Quintiles IMS Holdings Incorporated (Health Care, Health Care Technology) 144A	4.88	5-15-2023	100,000	101,625

RBS Global & Rexnord LLC (Industrials, Aerospace & Defense) 144A	4.88	12-15-2025	275,000	275,333

Resideo Funding Incorporated (Industrials, Electrical Equipment) 144A	6.13	11-1-2026	50,000	51,750

Reynolds Group Issuer Incorporated (Materials, Containers & Packaging) 144A	5.13	7-15-2023	100,000	101,451

Rockies Express Pipeline LLC (Energy, Oil, Gas & Consumable Fuels) 144A	5.63	4-15-2020	550,000	562,293

Rockies Express Pipeline LLC (Energy, Oil, Gas & Consumable Fuels) 144A	6.88	4-15-2040	350,000	380,625

Rose Rock Midstream LP (Energy, Oil, Gas & Consumable Fuels)	5.63	7-15-2022	550,000	545,188

Rose Rock Midstream LP (Energy, Oil, Gas & Consumable Fuels)	5.63	11-15-2023	275,000	261,250

Sabra Health Care LP (Real Estate, Equity REITs)	5.50	2-1-2021	360,000	363,150

Salem Media Group Incorporated (Communication Services, Media) 144A	6.75	6-1-2024	500,000	450,000

SBA Communications Corporation (Real Estate, Equity REITs)	4.88	7-15-2022	155,000	157,131

Sealed Air Corporation (Materials, Containers & Packaging) 144A	5.13	12-1-2024	350,000	363,125

Select Medical Corporation (Health Care, Health Care Providers & Services)	6.38	6-1-2021	400,000	400,500

SemGroup Corporation (Energy, Oil, Gas & Consumable Fuels)	7.25	3-15-2026	125,000	120,938

Service Corporation International (Consumer Discretionary, Diversified Consumer Services)	4.63	12-15-2027	100,000	100,750

Service Corporation International (Consumer Discretionary, Diversified Consumer Services)	7.50	4-1-2027	25,000	28,688

Service Corporation International (Consumer Discretionary, Diversified Consumer Services)	8.00	11-15-2021	850,000	926,500

Silgan Holdings Incorporated (Materials, Containers & Packaging)	5.50	2-1-2022	25,000	25,125

Sonic Automotive Incorporated (Consumer Discretionary, Specialty Retail)	5.00	5-15-2023	475,000	469,063

Southern Star Central Corporation (Energy, Oil, Gas & Consumable Fuels) 144A	5.13	7-15-2022	250,000	251,613

Southwestern Energy Company (Energy, Oil, Gas & Consumable Fuels)	7.50	4-1-2026	50,000	50,750

Southwestern Energy Company (Energy, Oil, Gas & Consumable Fuels)	7.75	10-1-2027	50,000	50,625

Spectrum Brands Incorporated (Consumer Staples, Household Products)	5.75	7-15-2025	50,000	51,063

Springleaf Finance Corporation (Financials, Consumer Finance)	7.13	3-15-2026	175,000	187,906

Springleaf Finance Corporation (Financials, Consumer Finance)	8.25	12-15-2020	106,000	114,234

Springleaf Finance Corporation (Financials, Consumer Finance)	8.25	10-1-2023	100,000	113,250

Sprint Capital Corporation (Communication Services, Wireless Telecommunication Services)	8.75	3-15-2032	175,000	183,750

SS&C Technologies Incorporated (Information Technology, Software) 144A	5.50	9-30-2027	100,000	102,563

Stevens Holding Company Incorporated (Industrials, Machinery) 144A	6.13	10-1-2026	275,000	289,438

Suburban Propane Partners LP (Utilities, Gas Utilities)	5.88	3-1-2027	50,000	48,625

Surgery Center Holdings Incorporated (Health Care, Health Care Equipment & Supplies) 144A	6.75	7-1-2025	100,000	93,000

Symantec Corporation (Information Technology, Software) 144A	5.00	4-15-2025	75,000	76,474

T-Mobile USA Incorporated (Communication Services, Wireless Telecommunication Services)	4.50	2-1-2026	25,000	25,104

T-Mobile USA Incorporated (Communication Services, Wireless Telecommunication Services)	4.75	2-1-2028	75,000	75,656

T-Mobile USA Incorporated (Communication Services, Wireless Telecommunication Services)	6.50	1-15-2026	825,000	882,503

Tallgrass Energy Partners LP (Energy, Oil, Gas & Consumable Fuels) 144A	5.50	9-15-2024	1,025,000	1,055,750

Tenet Healthcare Corporation (Health Care, Health Care Providers & Services)	4.63	7-15-2024	130,000	130,366

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—April 30, 2019 (unaudited)	Wells Fargo Global Dividend Opportunity Fund	15

Security name	Interest rate	Maturity date	Principal	Value

United States (continued)

TerraForm Global Operating LLC (Utilities, Independent Power & Renewable Electricity Producers) 144A	6.13%	3-1-2026	$225,000	$225,000

TerraForm Power Operating LLC (Utilities, Independent Power & Renewable Electricity Producers) 144A	4.25	1-31-2023	525,000	519,094

TerraForm Power Operating LLC (Utilities, Independent Power & Renewable Electricity Producers) 144A	5.00	1-31-2028	650,000	641,063

Tesoro Logistics LP (Energy, Oil, Gas & Consumable Fuels)	6.38	5-1-2024	125,000	131,328

The E.W. Scripps Company (Communication Services, Media) 144A	5.13	5-15-2025	517,000	491,150

The Geo Group Incorporated (Real Estate, Equity REITs)	5.13	4-1-2023	150,000	140,625

The Geo Group Incorporated (Real Estate, Equity REITs)	5.88	1-15-2022	24,000	23,640

The Geo Group Incorporated (Real Estate, Equity REITs)	5.88	10-15-2024	400,000	366,000

The Geo Group Incorporated (Real Estate, Equity REITs)	6.00	4-15-2026	125,000	111,875

The William Carter Company (Consumer Discretionary, Textiles, Apparel & Luxury Goods) 144A	5.63	3-15-2027	175,000	180,906

Trimas Corporation (Industrials, Machinery) 144A	4.88	10-15-2025	250,000	249,688

Ultra Resources Incorporated (Energy, Oil, Gas & Consumable Fuels) 144A	7.13	4-15-2025	625,000	90,625

USA Compression Partners LP (Energy, Energy Equipment & Services)	6.88	4-1-2026	175,000	183,531

USIS Merger Subordinate Incorporated (Financials, Insurance) 144A	6.88	5-1-2025	208,000	207,220

Vantiv LLC (Financials, Diversified Financial Services) 144A	4.38	11-15-2025	75,000	77,063

Vizient Incorporated (Health Care, Health Care Providers & Services) 144A%%	6.25	5-15-2027	25,000	25,875

Vizient Incorporated (Health Care, Health Care Providers & Services) 144A	10.38	3-1-2024	575,000	620,195

WellCare Health Plans Incorporated (Health Care, Health Care Providers & Services) 144A	5.38	8-15-2026	25,000	26,183

Wolverine World Wide Incorporated (Consumer Discretionary, Textiles, Apparel & Luxury Goods) 144A	5.00	9-1-2026	325,000	316,875

Wyndham Hotels & Resorts Company (Consumer Discretionary, Hotels, Restaurants & Leisure) 144A	5.38	4-15-2026	300,000	306,000

Zayo Group LLC (Information Technology, IT Services) 144A	5.75	1-15-2027	25,000	25,375

Zayo Group LLC (Information Technology, IT Services)	6.38	5-15-2025	540,000	549,450

Total Corporate Bonds and Notes (Cost $54,443,344)				52,695,897

			Shares
Investment Companies: 0.38%

United States: 0.38%

AllianzGI Convertible & Income Fund II			40,000	980,000

Total Investment Companies (Cost $995,200)				980,000

			Principal
Loans: 0.67%

Advantage Sales & Marketing LLC (1 Month LIBOR +6.50%) (Industrials, Commercial Services & Supplies) ±	8.98	7-25-2022	$250,000	185,255

Ancestry.com Incorporated (1 Month LIBOR +3.25%) (Communication Services, Media) ±	5.74	10-19-2023	110,511	110,567

Emerald Bidco Incorporated (1 Month LIBOR +2.75%) (Health Care, Health Care Technology) ±	5.23	10-23-2023	172,480	172,264

Encino Acquisition Partners Holdings LLC (1 Month LIBOR +6.75%) (Energy, Oil, Gas & Consumable Fuels) ±‡	9.23	10-29-2025	100,000	93,000

Hubbard Radio LLC (1 Month LIBOR +3.50%) (Communication Services, Media) ±	5.99	3-28-2025	123,588	123,072

Montreign Operating Company LLC (3 Month LIBOR +8.25%) (Consumer Discretionary, Hotels, Restaurants & Leisure) ±(a)	10.88	1-24-2023	816,599	653,280

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Global Dividend Opportunity Fund	Portfolio of investments—April 30, 2019 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value

Loans (continued)

Resolute Investment Managers Incorporated (3 Month LIBOR +7.50%) (Financials, Diversified Financial Services) ±‡	10.08%	4-30-2023	$175,000	$175,875

Reynolds Group Holdings Incorporated (1 Month LIBOR +2.75%) (Materials, Containers & Packaging) ±	5.23	2-5-2023	99,491	99,618

Ultra Resources Incorporated (1 Month LIBOR +4.00%) (Energy, Oil, Gas & Consumable Fuels) ±	6.49	4-12-2024	150,033	126,654

Total Loans (Cost $1,993,916)				1,739,585

	Dividend yield		Shares
Preferred Stocks: 13.49%

Canada: 2.66%

Just Energy Group Incorporated (5 Year USD Swap +6.98%) (Utilities, Multi-Utilities) ±	9.82		315,000	6,873,300

Marshall Islands: 0.55%

Navios Maritime Holdings Incorporated (Industrials, Marine) †(a)	8.63		59,000	424,210

Scorpio Tankers Incorporated (Energy, Oil, Gas & Consumable Fuels)	6.75		40,000	1,010,400

				1,434,610

United States: 10.28%

American Finance Trust (Real Estate, Equity REITs) †	7.50		15,000	377,250

Braemar Hotels & Resorts (Real Estate, Equity REITs)	5.50		36,000	729,720

CoBank ACB (3 Month LIBOR +1.18%) (Financials, Banks) 144A†±	5.79		750	498,750

Crestwood Equity Partners LP (Energy, Oil, Gas & Consumable Fuels) (a)	9.25		500,000	4,655,000

DTE Energy Company (Utilities, Multi-Utilities)	5.25		32,837	837,015

Duke Energy Corporation (Utilities, Electric Utilities) †	5.75		105,000	2,732,100

E.I. Du Pont de Nemours & Company (Materials, Chemicals)	4.50		4,500	473,805

E.I. Du Pont de Nemours & Company (Materials, Chemicals)	3.50		11,000	926,420

GreenHunter Resources Incorporated Series C (Energy, Energy Equipment & Services) †(a)	10.00		61,786	0

Maiden Holdings Limited (Financials, Insurance)	6.70		5,000	23,100

Saratoga Investment Corporation (Financials, Capital Markets)	6.25		100,000	2,555,000

SCE Trust IV (3 Month LIBOR +3.13%) (Utilities, Electric Utilities) ±	5.85		160,000	3,707,200

SCE Trust V (3 Month LIBOR +3.79%) (Utilities, Electric Utilities) ±	5.85		82,540	1,938,039

SCE Trust VI (Utilities, Electric Utilities)	5.00		107,972	2,348,391

Southern Company (Utilities, Electric Utilities)	5.25		98,293	2,474,035

U.S. Bancorp (Financials, Banks)	5.50		5,000	129,800

Wheeler Real Estate Investment Trust Incorporated Series D (Real Estate, Equity REITs)	8.75		150,000	2,184,000

				26,589,625

Total Preferred Stocks (Cost $38,611,676)				34,897,535

	Interest rate	Maturity date	Principal
Yankee Corporate Bonds and Notes: 1.88%

Canada: 1.04%

Bausch Health Companies Incorporated (Health Care, Pharmaceuticals) 144A	5.50	3-1-2023	$125,000	125,469

Bausch Health Companies Incorporated (Health Care, Pharmaceuticals) 144A	5.50	11-1-2025	75,000	76,758

Bausch Health Companies Incorporated (Health Care, Pharmaceuticals) 144A	5.88	5-15-2023	600,000	604,620

Bausch Health Companies Incorporated (Health Care, Pharmaceuticals) 144A	6.13	4-15-2025	250,000	253,125

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—April 30, 2019 (unaudited)	Wells Fargo Global Dividend Opportunity Fund	17

Security name	Interest rate	Maturity date	Principal	Value

Canada (continued)

Baytex Energy Corporation (Energy, Oil, Gas & Consumable Fuels) 144A	5.63%	6-1-2024	$675,000	$639,563

Ritchie Brothers Auctioneers Incorporated (Industrials, Commercial Services & Supplies) 144A	5.38	1-15-2025	725,000	744,938

Rockpoint Gas Storage (Energy, Oil, Gas & Consumable Fuels) 144A	7.00	3-31-2023	250,000	250,000

				2,694,473

Ireland: 0.14%

Ardagh Packaging Finance plc (Materials, Containers & Packaging) 144A	7.25	5-15-2024	350,000	368,743

Luxembourg: 0.44%

ArcelorMittal SA (Materials, Metals & Mining)	6.25	2-25-2022	25,000	26,973

Intelsat Connect Finance Company (Financials, Banks) 144A	9.50	2-15-2023	75,000	69,563

Intelsat Jackson Holdings SA (Financials, Diversified Financial Services)	5.50	8-1-2023	800,000	721,000

Intelsat Jackson Holdings SA (Financials, Diversified Financial Services) 144A	8.50	10-15-2024	275,000	271,391

Intelsat Luxembourg SA (Communication Services, Diversified Telecommunication Services)	8.13	6-1-2023	75,000	56,719

				1,145,646

Netherlands: 0.07%

OI European Group BV (Materials, Containers & Packaging) 144A	4.00	3-15-2023	75,000	74,063

Sensata Technologies BV (Industrials, Electrical Equipment) 144A	5.00	10-1-2025	97,000	99,425

				173,488

United Kingdom: 0.19%

Ensco plc (Energy, Energy Equipment & Services)	5.75	10-1-2044	575,000	378,063

Sensata Technologies BV (Industrials, Electrical Equipment) 144A	6.25	2-15-2026	100,000	105,625

				483,688

Total Yankee Corporate Bonds and Notes (Cost $4,783,319)				4,866,038

	Yield		Shares
Short-Term Investments: 5.05%

Investment Companies: 5.05%

Wells Fargo Government Money Market Fund Select Class (l)(u)##	2.36		13,080,234	13,080,234

Total Short-Term Investments (Cost $13,080,234)				13,080,234

Total investments in securities (Cost $277,668,724)	116.87%	302,460,152

Other assets and liabilities, net	(16.87)	(43,656,597)

Total net assets	100.00%	$258,803,555

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Global Dividend Opportunity Fund	Portfolio of investments—April 30, 2019 (unaudited)

†	Non-income-earning security

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

††	On the last interest date, partial interest was paid.

%%	The security is issued on a when-issued basis.
±	Variable rate investment. The rate shown is the rate in effect at period end.

‡	Security is valued using significant unobservable inputs.

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

##	All or a portion of this security is segregated for when-issued securities.

Abbreviations:

ADR	American depositary receipt

LIBOR	London Interbank Offered Rate

REIT	Real estate investment trust

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	15,209,470	37,811,149	39,940,385	13,080,234	$0	$0	$108,904	$13,080,234	5.05%

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—April 30, 2019 (unaudited)	Wells Fargo Global Dividend Opportunity Fund	19

Assets
Investments in unaffiliated securities, at value (cost $264,588,490)	$289,379,918
Investments in affiliated securities, at value (cost $13,080,234)	13,080,234
Cash	5,756,588
Foreign currency, at value (cost $2,266,962)	2,265,670
Receivable for investments sold	25,438
Receivable for dividends and interest	1,274,635

Total assets	311,782,483

Liabilities
Secured borrowing payable	47,500,000
Payable for investments purchased	4,642,118
Advisory fee payable	238,950
Payable for Fund shares repurchased	169,283
Administration fee payable	12,576
Trustees’ fees and expenses payable	5,176
Accrued expenses and other liabilities	410,825

Total liabilities	52,978,928

Total net assets	$258,803,555

NET ASSETS CONSIST OF
Paid-in capital	$414,916,395
Total distributable loss	(156,112,840)

Total net assets	$258,803,555

NET ASSET VALUE PER SHARE
Based on $258,803,555 divided by 44,054,134 shares issued and outstanding (unlimited shares authorized)	$5.87

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Global Dividend Opportunity Fund	Statement of operations—six months ended April 30, 2019 (unaudited)

Investment income
Dividends (net of foreign withholding taxes of $271,923)	$4,819,840
Interest	1,897,264
Income from affiliated securities	108,904

Total investment income	6,826,008

Expenses
Advisory fee	1,440,085
Administration fee	75,794
Custody and accounting fees	31,304
Professional fees	41,702
Shareholder report expenses	39,273
Trustees’ fees and expenses	10,867
Transfer agent fees	19,559
Interest expense	749,847
Other fees and expenses	35,766

Total expenses	2,444,197

Net investment income	4,381,811

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized losses on:
Unaffiliated securities	(620,797)
Foreign currency transactions	(45,224)

Net realized losses on investments	(666,021)

Net change in unrealized gains (losses) on:
Unaffiliated securities	20,984,991
Foreign currency transactions	48,832

Net change in unrealized gains (losses) on investments	21,033,823

Net realized and unrealized gains (losses) on investments	20,367,802

Net increase in net assets resulting from operations	$24,749,613

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Global Dividend Opportunity Fund	21

	Six months ended April 30, 2019 (unaudited)	Year ended October 31, 2018

Operations
Net investment income	$4,381,811	$10,364,838
Net realized losses on investments	(666,021)	(3,796,114)
Net change in unrealized gains (losses) on investments	21,033,823	(25,924,882)

Net increase (decrease) in net assets resulting from operations	24,749,613	(19,356,158)

Distributions to shareholders from
Net investment income and net realized gains	(13,555,049)	(9,838,226)
Tax basis return of capital	0	(19,764,923)

Total distributions to shareholders	(13,555,049)	(29,603,149)

Capital share transactions
Cost of shares repurchased	(5,779,953)	(1,315,804)

Total increase (decrease) in net assets	5,414,611	(50,275,111)

Net assets
Beginning of period	253,388,944	303,664,055

End of period	$258,803,555	$253,388,944

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Global Dividend Opportunity Fund	Statement of cash flows—six-months ended April 30, 2019

Cash flows from operating activities:
Net increase in net assets resulting from operations	$24,749,613

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of long-term securities	(40,780,794)
Proceeds from the sales of long-term securities	52,774,459
Amortization	(80,326)
Purchase and sales of short-term securities, net	2,129,236
Decrease in receivable for investments sold	1,148,614
Decrease in receivable for dividends and interest	159,544
Decrease in prepaid expenses and other assets	31,865
Increase in payable for investments purchased	4,288,612
Decrease in advisory fee payable	(7,667)
Decrease in administration fee payable	(404)
Increase in Trustee’s fee and expenses payable	4,421
Increase in accrued expenses and other liabilities	206,015
Net realized losses on investments	620,797
Net change in unrealized gains (losses) on investments	(21,033,823)

Net cash provided by operating activities	24,210,162

Cash flows from financing activities:
Cost of shares repurchased	(5,814,995)
Cash distributions paid	(13,555,049)

Net cash used in financing activities	(19,370,044)

Net Increase in cash	4,840,118

Cash (including foreign currency):
Beginning of period	$3,182,140

End of period	$8,022,258

Supplemental cash disclosure
Cash paid for interest	$806,656

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Global Dividend Opportunity Fund	23

(For a share outstanding throughout each period)

	Six months ended April 30, 2019 (unaudited)	Year ended October 31
		2018	2017	2016	2015	2014
Net asset value, beginning of period	$5.61	$6.68	$6.51	$7.47	$8.53	$8.40
Net investment income	0.09	0.23	0.30	0.62	0.68	0.78
Net realized and unrealized gains (losses) on investments	0.46	(0.66)	0.46	(1.09)	(1.02)	0.07

Total from investment operations	0.55	(0.43)	0.76	(0.47)	(0.34)	0.85
Distributions to shareholders from
Net investment income	(0.30)	(0.22)	(0.32)	(0.59)	(0.62)	(0.72)
Tax basis return of capital	0.00	(0.43)	(0.28)	0.00	(0.10)	0.00

Total distributions to shareholders	(0.30)	(0.65)	(0.60)	(0.59)	(0.72)	(0.72)
Anti-dilutive effect of shares repurchased	0.01	0.01	0.01	0.10	0.00	0.00
Net asset value, end of period	$5.87	$5.61	$6.68	$6.51	$7.47	$8.53
Market value, end of period	$5.26	$4.94	$6.26	$5.54	$6.33	$7.96
Total return based on market value[1]	12.98%	(11.55)%	24.77%	(3.40)%	(11.80)%	15.29%
Ratios to average net assets (annualized)
Net expenses	1.91%[2]	1.84%[2]	1.34%[2]	1.09%	1.10%	1.07%
Net investment income	3.42%[2]	3.70%[2]	4.64%[2]	9.00%	8.52%	9.02%
Supplemental data
Portfolio turnover rate	14%	45%	79%	134%	141%	76%
Net assets, end of period (000s omitted)	$258,804	$253,389	$303,664	$298,914	$366,989	$419,257

Borrowings outstanding, end of period (000s omitted)	$47,500	$47,500	$47,500	N/A	N/A	N/A
Asset coverage per $1,000 of borrowing, end of period	$6,448	$6,335	$7,393	N/A	N/A	N/A

[1]

Total return is calculated assuming a purchase of common stock on the first day and sale on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares.

[2]	Ratios include interest expense relating to interest associated with borrowings and/or leverage transactions as follows:

Six months ended April 30, 2019 (unaudited)	0.59%
Year ended October 31, 2018	0.45%
Year ended October 31, 2017	0.15%

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Global Dividend Opportunity Fund	Notes to financial statements (unaudited)

1. ORGANIZATION

Wells Fargo Global Dividend Opportunity Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on December 21, 2006 and is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On April 30, 2019, such fair value pricing was not used in pricing foreign securities.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and

Notes to financial statements (unaudited)	Wells Fargo Global Dividend Opportunity Fund	25

foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Loans

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Under the Fund’s managed distribution plan, the Fund pays quarterly distributions to shareholders at an annual minimum fixed rate of 10% based on the Fund’s average monthly net asset value per share over the prior 12 months. The quarterly distributions may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available on a quarterly basis, the Fund may distribute paid-in capital and/or capital gains, if any, in order to maintain its managed distribution level.

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

26	Wells Fargo Global Dividend Opportunity Fund	Notes to financial statements (unaudited)

As of April 30, 2019, the aggregate cost of all investments for federal income tax purposes was $276,647,289 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$39,741,968

Gross unrealized losses	(13,929,105)

Net unrealized gains	$25,812,863

As of October 31, 2018, the Fund had capital loss carryforwards which consisted of $118,176,477 in short-term capital losses and $52,894,268 in long-term capital losses.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of April 30, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

France	$5,536,717	$0	$0	$5,536,717

Germany	2,923,340	0	0	2,923,340

Italy	39,259,272	0	0	39,259,272

South Korea	5,310,000	0	0	5,310,000

Spain	35,760,552	0	0	35,760,552

Taiwan	1,802,000	0	0	1,802,000

United Kingdom	10,528,055	0	0	10,528,055

United States	93,080,927	0	0	93,080,927

Corporate bonds and notes	0	52,695,897	0	52,695,897

Investment companies	980,000	0	0	980,000

Loans	0	1,470,710	268,875	1,739,585

Preferred stocks

Canada	6,873,300	0	0	6,873,300

Marshall Islands	1,010,400	424,210	0	1,434,610

United States	20,509,455	6,080,170	0	26,589,625

Yankee corporate bonds and notes	0	4,866,038	0	4,866,038

Short-term investments

Investment companies	13,080,234	0	0	13,080,234

Total assets	$236,654,252	$65,537,025	$268,875	$302,460,152

Notes to financial statements (unaudited)	Wells Fargo Global Dividend Opportunity Fund	27

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

At April 30, 2019, the Fund had no material transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the adviser to the Fund and is entitled to receive a fee at an annual rate of 0.95% of the Fund’s average daily total assets. Total assets consist of the net assets of the Fund plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets.

Funds Management has retained the services of certain subadvisers to provide daily portfolio management to the Fund. The fees for subadvisory services are borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect, wholly owned subsidiary of Wells Fargo, is a subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate of 0.20% of the Fund’s average daily total assets. Crow Point Partners, LLC, which is not an affiliate of Funds Management, is also a subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate of 0.20% of the Fund’s average daily total assets.

Administration fee

Funds Management also serves as the administrator to the Fund, providing the Fund with a wide range of administrative services necessary to the operation of the Fund. Funds Management is entitled to receive an annual administration fee from the Fund equal to 0.05% of the Fund’s average daily total assets.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $805,297 and $4,889,000 in interfund purchases and sales, respectively, during the six months ended April 30, 2019.

5. CAPITAL SHARE TRANSACTIONS

The Fund has authorized an unlimited number of shares with no par value. For the six months ended April 30, 2019 and year ended October 31, 2018, the Fund did not issue any shares.

On November 9, 2018, the Fund announced an extension of its open-market share repurchase program (the “Buyback Program”). Under the Buyback Program, the Fund is authorized to repurchase up to 10% of its outstanding shares in open market transactions during the period beginning on January 1, 2019 and ending on December 31, 2019. The Fund’s Board of Trustees has delegated to Funds Management full discretion to administer the Buyback Program including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations. During the six months ended April 30, 2019, the Fund purchased 1,122,283 of its shares on the open-market at a total cost of $5,779,953 (weighted average price per share of $5.14). The weighted average discount of these repurchased shares was 11.22%.

6. BORROWINGS

The Fund has borrowed $47,500,000 through a revolving credit facility administered by a major financial institution (the “Facility”). The Facility has a commitment amount of $47,500,000 million with no specific contract expiration date but the Facility can be terminated upon 180 days’ notice. The Fund is charged interest at London Interbank Offered Rate (LIBOR) plus 0.70% and a commitment fee of 0.30% of the average daily unutilized amount of the commitment which may be waived if the amount drawn on the Facility is over 75% of the committed amount. The financial institution holds a security interest in all the assets of the Fund as collateral for the borrowing. Based on the nature of the terms of the Facility and comparative market rates, the carrying amount of the borrowings at April 30, 2019 approximates its fair value. If measured at fair value, the borrowings would be categorized as a Level 2 under the fair value hierarchy.

During the six months ended April 30, 2019, the Fund had average borrowings outstanding of $47,500,000 at an average annual interest rate of 3.18% and paid interest in the amount of $749,847, which represents 0.59% of its average daily net assets (on an annualized basis).

28	Wells Fargo Global Dividend Opportunity Fund	Notes to financial statements (unaudited)

7. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended April 30, 2019 were $39,803,859 and $46,492,929, respectively.

8. CONCENTRATION RISK

Concentration risk result from exposure to a limited number of sectors or investment of a substantial portfolio in a single sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

In March 2017, FASB issued ASU No. 2017-08, Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium. The amendments require the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years beginning after December 15, 2018 and for interim periods within those fiscal years. Management is currently evaluating the potential impact of this new guidance to the financial statements.

11. SUBSEQUENT DISTRIBUTION

On May 22, 2019, the Fund declared a distribution of $0.14659 per share payable on July 1, 2019 to shareholders of record on June 14, 2019. This distribution is not reflected in the accompanying financial statements.

Other information (unaudited)	Wells Fargo Global Dividend Opportunity Fund	29

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wfam.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wfam.com), on a one-month delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30	Wells Fargo Global Dividend Opportunity Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

The following table provides basic information about the Board of Trustees (the “Trustees”) and Officers of the Fund. Each of the Trustees and Officers1 listed below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 151 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust, and four closed-end funds, including the Fund (collectively the “Fund Complex”). The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. The Board of Trustees is classified into three classes of which one is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Officer serves an indefinite term.

Independent Trustees

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Current other public company or investment company directorships

Class I - Non-Interested Trustees to serve until 2020 Annual Meeting of Shareholders

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2010; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

David F. Larcker (Born 1950)	Trustee, since 2010	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2010; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Class II - Non-Interested Trustees to serve until 2021 Annual Meeting of Shareholders

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Other information (unaudited)	Wells Fargo Global Dividend Opportunity Fund	31

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Current other public company or investment company directorships

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Judith M. Johnson (Born 1949)	Trustee, since 2010; Audit Committee Chairman, from 2010 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Class III - Non-Interested Trustees to serve until 2022 Annual Meeting of Shareholders

Timothy J. Penny (Born 1951)	Trustee, since 2010; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since 2018	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

32	Wells Fargo Global Dividend Opportunity Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Alexander Kymn (Born 1973)	Secretary and Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2007	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 86 funds and Assistant Treasurer of 65 funds in the Fund Complex.

Automatic dividend reinvestment plan	Wells Fargo Global Dividend Opportunity Fund	33

AUTOMATIC DIVIDEND REINVESTMENT PLAN

All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open-market (open-market purchases) on the NYSE Amex or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 30170, College Station, Texas 77842-3170 or by calling 1-800-730-6001.

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Transfer Agent, Registrar, Shareholder Servicing

Agent & Dividend Disbursing Agent

Computershare Trust Company, N.A.

P.O. Box 505000

Louisville, Kentucky 40233

1-800-730-6001

Website: wfam.com

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/ management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

402351 06-19 SGDO/SAR158 04-19

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.	INVESTMENTS

A Portfolio of Investments for Wells Fargo Global Dividend Opportunity Fund is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMEENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
11/1/2018 to 11/30/2018	237,655	5.15	237,655	4,048,552
12/1/2018 to 12/31/2018	131,167	4.71	131,167	3,917,385
1/1/2019 to 1/31/2019	69,550	4.75	69,550	4,411,210
2/1/2019 to 2/28/2019	117,008	5.20	117,008	4,294,202
3/1/2019 to 3/31/2019	236,085	5.25	236,085	4,058,117
4/1/2019 to 4/30/2019	330,818	5.27	330,818	3,727,299
Total	1,122,283	5.14	1,122,283	3,727,299

On November 9, 2018, the Fund announced an extension of its open-market share repurchase program (the “Buyback Program”). Under the extended Buyback Program, the Fund may repurchase up to 10% of its outstanding shares during the period in open-market transactions beginning on January 1, 2019 and ending on December 31, 2019.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Global Dividend Opportunity Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the most recent fiscal quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13.	EXHIBITS

(a)(1) Not applicable

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Global Dividend Opportunity Fund

By:
/s/ Andrew Owen

Andrew Owen
President

Date:	June 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Global Dividend Opportunity Fund

By:
/s/ Andrew Owen

Andrew Owen
President

Date:	June 26, 2019

By:
/s/ Nancy Wiser

Nancy Wiser
Treasurer

Date:	June 26, 2019